UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 30, 2013
ACCO BRANDS CORPORATION
(Exact name of registrant as specified in its charter)
____________________________

Delaware	001-08454	36-2704017
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Four Corporate Drive Lake Zurich, IL 60047		60047
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (847) 541-9500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

[ ]	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Section 2 - Financial Information
Item 2.02 - Results of Operations and Financial Condition.

On October 30, 2013, ACCO Brands Corporation (the “Company”) announced its results for the quarter ended September 30, 2013. Attached as Exhibit 99.1 is a copy of the press release relating to the Company's results, which is incorporated herein by reference.

The information in this Current Report on Form 8-K under this Item 2.02 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report under Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits.

(d)	Exhibits

99.1    Press Release of the Company dated October 30, 2013.

Certain statements made in this Current Report on Form 8-K are “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and are including this statement for purposes of invoking these safe harbor provisions. These forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of the Company, are generally identifiable by use of the words “will,” “believe,” “expect,” “intend,” “anticipate,” “estimate,” “forecast,” “project,” “plan,” or similar expressions. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Because actual results may differ from those predicted by such forward-looking statements, you should not place undue reliance on them when deciding whether to buy, sell or hold the Company's securities. Our forward-looking statements are made as of the date hereof and we undertake no obligation to update these forward-looking statements in the future.
Among the factors that could affect our results or cause our plans, actions and results to differ materially from current expectations are: the concentration of our business with a relatively limited number of customers, and the impact of a loss or bankruptcy of a major customer or a substantial reduction in sales to a major customer; the further consolidation of the office products industry and further consolidation of our customers, including the anticipated merger of Office Depot and Office Max; decisions made by our large and sophisticated customers, including decisions to expand the sourcing of their own private label products or otherwise change their merchandising strategies; decisions by our competitors, including taking advantage of low entry barriers to expand their introduction and production of competing products; decisions made by end-users of our products, such as whether to purchase lowered-priced, substitute or alternative products, including electronic versions of our time management and planning products or private label products; our ability to meet the competitive challenges faced by our Computer Products business which is characterized by rapid change, including changes in technology and short product life cycles and is dependent on the introduction of third party manufacturers of new equipment to drive demand in its tablet and smartphone and PC accessory businesses; commercial and consumer spending decisions during periods of economic uncertainty; the continued integration of the Mead Consumer and Office Products division with our business, operations and culture, and the ability to realize cost synergies, growth opportunities and other potential benefits of the merger; our ability to successfully expand our business in new, developing and emerging markets and sales channels; litigation or legal proceedings; the risks associated with outsourcing production of certain of our products to suppliers in China and other Asia-Pacific countries; the development, introduction and acceptance of new products in the office and school products markets, and the decline in the use of paper-based dated time management and productivity tools; material disruptions at one of our or our suppliers' major manufacturing or distribution facilities; material failure, inadequacy or interruption of our information technology systems; the risks associated with seasonality, and foreign currency, interest rate and commodity and labor cost fluctuations; any impairment of our goodwill or other intangible assets; our ability to secure, protect and maintain rights to intellectual property; our ability to retain key employees; risks associated with our substantial indebtedness; and other risks and uncertainties described in “Part I, Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2012, as updated in “Part II, Item 1A. Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2013 and in "Part I, Items 1A, Risk Factors" in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2013, and in other reports we file with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCO Brands Corporation (Registrant)
Date:	October 30, 2013	By:	/s/ Neal V. Fenwick
Name: Neal V. Fenwick
Title: Executive Vice President
and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number        Description of Exhibit

99.1        Press release dated October 30, 2013.